UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 10, 2007

(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

1015 Third Avenue, 12th Floor, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 674-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 10, 2007, Expeditors International issued the following press release:

Expeditors Receives U.S. Department of Justice Subpoena in Airfreight Probe

SEATTLE, WASHINGTON — October 10, 2007,  Expeditors International of Washington, Inc. (NASDAQ:EXPD), the international freight forwarding and logistics company, said today they were the recipient of a subpoena issued by the U. S. Department of Justice (DOJ) ordering the company to produce certain information and records relating to an investigation of air cargo freight forwarders.  Expeditors intends to work with the DOJ on their ongoing efforts to investigate these matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

October 11, 2007	/s/ PETER J. ROSE
Peter J. Rose, Chairman and
Chief Executive Officer

October 11, 2007	/s/ R. JORDAN GATES
R. Jordan Gates, Executive Vice President-
Chief Financial Officer